UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2018

Sarepta Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14895	93-0797222
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 First Street
Suite 415
Cambridge, MA 02142

(Address of principal executive offices, including zip code)

(617) 274-4000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at the Sarepta Therapeutics, Inc. (the “Company”) Annual Meeting held on June 6, 2018 (the “Annual Meeting”) and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter. As of the record date for the Annual Meeting, April 11, 2018, there were 65,513,228 shares of common stock issued and outstanding. There were 59,749,560 shares of common stock present and entitled to vote at the Annual Meeting in person or by proxy, which represented 91.20% of the voting power of the shares of common stock entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business.

The proposals voted upon and voting results for these proposals at the Annual Meeting were as follows:

Proposal 1: Election of Group I Directors

Name of Nominee	For	Against	Abstain	Broker Non- Votes
Michael W. Bonney	44,728,667	288,562	429,847	14,302,484
Douglas S. Ingram	44,961,204	138,758	347,114	14,302,484
Hans Wigzell, M.D., Ph.D.	42,578,248	2,515,125	353,703	14,302,484

Pursuant to the foregoing votes, the Director nominees listed above were elected to serve as a Group I Directors on the Company’s Board of Directors to hold office until the Company’s 2020 annual meeting of stockholders, or until his successor is earlier elected. There were no additional director nominations brought before the meeting.

Proposal 2: Advisory Vote on 2017 Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Votes
26,229,276	19,102,581	115,219	14,302,484

Pursuant to the foregoing votes, the 2017 executive compensation was approved on an advisory basis.

Proposal 3: Approval of the Company’s 2018 Equity Incentive Plan

For	Against	Abstain	Broker Non-Votes
27,047,007	18,308,539	91,530	14,302,484

Pursuant to the foregoing votes, the Company’s 2018 Equity Incentive Plan was approved.

Proposal 4: Ratification of KPMG as the Company’s Independent Registered Public Accounting Firm

For	Against	Abstain
58,991,883	699,532	58,145

Pursuant to the foregoing votes, the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018 was ratified and approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sarepta Therapeutics, Inc.

By:	/s/ Douglas S. Ingram
Douglas S. Ingram
President and Chief Executive Officer

Date: June 6, 2018